UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 27, 2004
Date of Report (Date of Earliest Event Reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-13109 (Commission File Number)	98-0390488 (I.R.S. Employer Identification Number)

55 Shuman Blvd., Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

Item 5. Other Event.
Item 7. Financial Statements and Exhibits.
Exhibit Index
Press Release

Item 5. Other Event.

     On January 27, 2004, Laidlaw International, Inc. issued a press release announcing it has applied to list its common stock on the New York Stock Exchange. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 27, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

By:	/s/ Douglas A. Carty
Name:	Douglas A. Carty
Title:	Senior Vice President and Chief Financial Officer

Date: January 27, 2004

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated January 27, 2004